                               WM GROUP OF FUNDS

                      SUPPLEMENT DATED MAY 7, 2004 TO THE
                         PROSPECTUS DATED MARCH 1, 2004

Beginning May 16, 2004, initial sales charges on purchases of Class A shares of the Portfolios and Funds will no longer be waived for purchases made with the proceeds of redemptions of non-WM Group mutual funds. Accordingly, the following section on page 54 of the Prospectus is hereby removed:

     - No initial sales charge on shares purchased with the proceeds of redemptions of non-WM Group mutual funds when all of the following conditions are met:

      - The purchase is made within 45 days of the redemption.

      - The redeemed shares were subject to an initial or contingent deferred sales charge.

      - Both the redemption of the existing shares and purchase of new shares are made through the same Broker/Dealer.

All other sales charge waiver provisions relating to Class A shares are still applicable.

Class B shares examples of estimated aggregate portfolio expenses, presented on page 36, are replaced by the information shown below:

         ------------------------------------------------------------------------------------------------------------
                                                EXAMPLES: You would pay the           EXAMPLES: You would pay the
                                              following combined expenses on a      following combined expenses on a
                                              $10,000 investment assuming a 5%      $10,000 investment assuming a 5%
                                            annual return and redemption at the    annual return and no redemption at
                                                    end of each period.                 the end of each period.
         ------------------------------------------------------------------------------------------------------------
         ------------------------------------------------------------------------------------------------------------
                                             One      Three      Five      Ten       One     Three    Five      Ten
         CLASS B SHARES                      Year     Years     Years     Years     Year     Years    Years    Years
         ------------------------------------------------------------------------------------------------------------
         Flexible Income Portfolio            $744    $1,151    $1,485    $2,560      $244     $751   $1,285   $2,560
         ------------------------------------------------------------------------------------------------------------
         Conservative Balanced Portfolio       754     1,182     1,535     2,656       254      782    1,335    2,656
         ------------------------------------------------------------------------------------------------------------
         Balanced Portfolio                    749     1,167     1,511     2,608       249      767    1,311    2,608
         ------------------------------------------------------------------------------------------------------------
         Conservative Growth Portfolio         757     1,191     1,550     2,689       257      791    1,350    2,689
         ------------------------------------------------------------------------------------------------------------
         Strategic Growth Portfolio            770     1,229     1,615     2,821       270      829    1,415    2,821
         ------------------------------------------------------------------------------------------------------------

The fourth full paragraph on page 65 is replaced in its entirety by the following:

       COLUMBIA MANAGEMENT ADVISORS, INC., 100 Federal Street, Boston, MA 02110 ("Columbia"), acts as one of three sub-advisors to the Growth Fund. Columbia's Portland-based investment center has been registered with the SEC as an investment advisor since 1969. Columbia Management Company was acquired by Fleet Financial Group in 1997 (later known as FleetBoston Financial). On April 1, 2004, the holding companies of FleetBoston Financial Corporation and Bank of America Corporation merged. As a result of the merger, Columbia became part of the Bank of America family of companies. As of December 31, 2003, Columbia and its affiliates had aggregate assets under management of approximately $136.8 billion.

The second full paragraph on page 67 is replaced in its entirety by the following:

       Alexander S. Macmillan III, CFA, and Paul J. Berlinguet have co-managed the portion of the Growth Fund's portfolio that is managed by Columbia since April 1, 2004. Prior to April 1st, Mr. Macmillan was primarily responsible for the day-to-day management of Columbia's portion of the portfolio since March 1, 2002. Mr. Macmillan, a Senior Vice President and Co-head of the Large-Cap Growth Team, has been employed by Columbia since 1989. Mr. Berlinguet, a Co-head of the Large-Cap Growth Team, has been associated with Columbia since October 2003. Prior to joining Columbia in October 2003, Mr. Berlinguet was head of the Large-Mid Cap Equity Group and a portfolio manager at John Hancock Funds. Prior to joining John Hancock Funds in April 2001, Mr. Berlinguet was head of the Global Technology Investment Team and a large-cap growth portfolio manager at Baring Asset Management.

The Capital Market Benchmark one-year return in the Performance Table of the Flexible Income Portfolio on page 3 is restated as 8.78%.

The Russell 3000 Index five-year return in the Performance Tables of the Balanced Portfolio on page 5, Conservative Growth Portfolio on page 6 and Strategic Growth Portfolio on page 7 is restated as 0.37%.

The Russell 3000 Index five-year and ten-year returns in the Performance Table of the West Coast Equity Fund on page 12 are restated as 0.37% and 10.77%, respectively.

The S&P 500 Index one-year and ten-year returns in the Performance Tables of the Equity Income Fund on page 9 and Growth & Income Fund on page 11 are restated as 28.70% and 11.06%, respectively.

The Morgan Stanley Capital International EAFE Index one-year, five-year, ten-year, since Class B inception and since Class C inception returns in the Performance Table of the International Growth Fund on page 16 are restated as 39.17%, 0.26%, 4.78%, 4.10% and 12.00%, respectively.

The Citigroup Broad Investment-Grade Credit 1-3 Years Index five-year, ten-year and since Class B inception returns in the Performance Table of the Short Term Income Fund on page 17 are restated as 6.70%, 6.58% and 6.95%, respectively.

The Citigroup Mortgage Index five-year and ten-year returns in the Performance Table of the U.S. Government Securities Fund on page 18 are restated as 6.59% and 6.91%, respectively.

The Citigroup Broad Investment-Grade Bond Index five-year and ten-year returns in the Performance Table of the Income Fund on page 19 are restated as 6.62% and 6.96%, respectively.

The Citigroup High Yield Market Index five-year return in the Performance Table of the High Yield Fund on page 20 is restated as 5.41%.

    PLEASE RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

                                                                     WMSUPP 5/04